Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation

The accompanying consolidated financial statements and notes of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany accounts and transactions have been eliminated. The consolidated financial statements are presented in U.S. dollars and all amounts are rounded to the nearest thousand (except share and per share data) unless otherwise indicated. Certain reclassifications have been made to prior periods to conform to the current period presentation.

Principles of Consolidation
Principles of Consolidation

The consolidated financial statements include the accounts of the Parent and its controlled subsidiaries, which are primarily majority owned. Investments in other entities that the Company has the ability to control, through a majority voting interest or otherwise, or with respect to which the Company is the primary beneficiary, are consolidated. Earnings or losses attributable to any non-controlling interests or redeemable non-controlling interests in a subsidiary are included in net income (loss) in the consolidated statements of operations. Any investments in affiliates over which the Company has the ability to exert significant influence, but do not control and with respect to which the Company is not the primary beneficiary, are accounted for using the equity method of accounting. Investments in affiliates for which the Company has no ability to exert significant influence are accounted for using the cost method of accounting.

Use of Estimates
Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements and the reported amounts of revenue and expense during the reporting periods. Actual results could differ from those estimates.

Foreign Currency Translation
Foreign Currency Translation

Assets and liabilities of subsidiaries located outside of the United States that have a local functional currency are translated to U.S. dollars at exchange rates in effect at the balance sheet date. Income and expense accounts for these subsidiaries are translated at the average exchange rates for the periods. Resulting translation adjustments are recorded as a component of accumulated other comprehensive income (loss) within shareholders’ equity. The Company records gains and losses from currency transactions denominated in currencies other than the functional currency in its consolidated statement of operations.

Revenue Recognition
Revenue Recognition

The Company has two categories of revenue: service revenue and product sales.

Service revenue is derived from the following sources:

•	Operating contracts predominantly related to Italian concessions and Lottery Management Agreements ("LMAs");

•	Gaming operations arrangements where the Company provides customers with proprietary gaming equipment, systems, content licensing, and services;

•	Facilities Management Contracts ("FMCs");

•	Interactive contracts; and

•	Other professional services.

Product sales are derived from the following sources:

•	Sale of lottery terminals and gaming machines, including game content; and

•	Sale of lottery and gaming systems, including the licensing of proprietary software, and implementation services.

Revenue is recognized when all of the following conditions are met:

(i)             Persuasive evidence of an arrangement exists;
(ii)          Delivery has occurred or services have been rendered;
(iii)       The price to the customer is fixed or determinable; and
(iv)      Collectability is reasonably assured (or probable under ASC 985, Software).

Revenues are reported net of incentives, rebates, discounts and amortization of upfront payments to customers for licenses. Sales taxes, gaming taxes and other taxes of a similar nature are presented on a net basis (excluded from revenue). Amounts billed prior to completing the earnings process are deferred until revenue recognition criteria is met.

Service revenue

Service revenue is derived from the following types of arrangements:

Operating contracts

Certain of the Company’s revenue, primarily revenue from the Italy segment and to a lesser extent the North America Lottery segment, is derived from concessions or LMAs (“operating contracts”). Under operating contracts, the Company manages all the activities along the lottery value chain including collecting wagers, paying out prizes, managing all accounting and other back-office functions, running advertising and promotions, operating data transmission networks and processing centers, training staff, providing retailers with assistance and supplying materials for the game. In arrangements where the Company is performing services on behalf of the government and the government is considered the Company’s customer, revenue is recognized net of prize payments, taxes, retailer commissions and remittances to state authorities, because the Company is acting as an agent to the authorities. In arrangements where the Company’s customers are the end players and/or retailers, the Company records revenue net of prizes and taxes only, and records the retailer commissions as a cost of service, because the Company is acting as the principal.

The Company also provides sports pools and sports betting services. Under sports pools arrangements, the Company manages the sports pool where the sports pool prizes are divided among those players who select the correct outcome. There are no odds involved in sports pools and each winner’s payoff depends on the number of players and the size of the pool. Under sports pools arrangements, the Company collects the wagers, pays prizes, pays a percentage fee to retailers, withholds its fee, and remits the balance to the respective regulatory agency. The Company assumes no risk associated with sports pool wagering. The Company records revenue net of prize payouts, gaming taxes, retailer commissions and remittances to state authorities, because the Company is acting as an agent to the authorities.

In sports betting contracts, the Company establishes and assumes the risks related to the odds. Under fixed odds betting, the potential payout is fixed at the time bets are placed and the Company bears the risk of odds setting. The Company is responsible for collecting the wagers, paying prizes, and paying fees to retailers. The Company retains the remaining cash as profits. Under these arrangements, the Company records revenue net, calculated as total wagers less the estimated payout for prizes, because the betting contract is considered a derivative and is required to be recorded at fair value. Taxes are recorded as contra revenue and retailer commissions are shown as expenses.

Fees earned under operating contracts are recognized as revenue in the period earned and are classified as service revenue in the consolidated statement of operations when all of the criteria outlined above are met.

Under operating contracts, the Company is generally required to pay an upfront license fee. When such upfront payments are made to the Company’s customers, the payment is recorded as a non-current asset and amortized as a reduction of service revenue over the license term.

Gaming Operations

Gaming operations revenues are generated by providing customers with proprietary land-based gaming equipment, systems, content licensing, and services under a variety of recurring revenue arrangements, including a percentage of coin-in (amounts wagered), a percentage of net win, or a fixed daily/monthly fee.

Included in gaming operations are Wide Area Progressive (“WAP”) systems. WAP systems consist of linked slot machines located in multiple casino properties, connected to a central computer system. WAP games differ from all other games in that a Company-sponsored progressive jackpot increases with every wager until a player wins the top award combination. Casinos with WAP machines pay a percentage of the coin-in (amounts wagered) for services related to the design, assembly, installation, operation, maintenance, and marketing of the WAP systems, as well as funding and administration of Company-sponsored progressive jackpots. A portion of the total fee collected is allocated to the WAP jackpot and is recorded as a component of the cost of providing the WAP service.

Fees earned under gaming operations are recognized as revenue in the period earned and are classified as service revenue in the consolidated statement of operations when all of the criteria outlined above are met.

Facilities Management Contracts

Under FMCs, the Company constructs, installs, and operates the online system. Under a typical FMC, the Company maintains ownership of the technology and facilities, and is responsible for capital investments throughout the duration of the contract. The FMCs may also include a wide range of support services. These contracts, principally in the North America Lottery segment, generally provide for a variable amount of monthly or weekly service fees paid to the Company directly from the customer based on a percentage of sales.

Fees earned under FMCs are recognized as revenue in the period earned, throughout the service period, and are classified as service revenue in the consolidated statement of operations when all of the criteria outlined above are met.

Interactive Contracts

Interactive revenues are principally generated from online social gaming and online real-money products and services (“IGTi”).

Social gaming revenues are generated from the sale of virtual casino chips to players in the online DoubleDown Casino that can be used for additional play or game enhancements. Revenues from player purchases are recognized ratably over the estimated average service period in which the chips are consumed based on historical data analysis. Because DoubleDown is the principal, responsible for substantially all aspects of the casino services and sale of virtual goods to the player, revenues are recorded on a gross basis. Payment processing fees paid to Facebook, Apple and Google on a revenue participation basis are recorded within cost of services.

IGTi revenues are generated from online real-money gaming solutions offerings, which encompass gaming systems infrastructure, applications, content licensing, and back office operational support services, including WAP jackpot funding and administration. IGTi solutions are generally provided under revenue sharing arrangements based on a percentage of net win similar to gaming operations discussed above.

Other Professional Services

Product sales contracts generally include other professional services, which includes telephone support, software maintenance, hardware maintenance, the right to receive unspecified upgrades/enhancements on a when-and-if-available basis, and other professional services. Fees earned for these professional services are generally recognized as revenue in the period earned (i.e., over the support period) and are classified as service revenue in the consolidated statement of operations when all of the criteria outlined above are met.

Product Sales

Product sales are derived from the following types of arrangements:

Sale of Lottery Terminals and Sale of Gaming Machines, including Game Content

These arrangements include the sale of gaming machines including game content, non-machine gaming related equipment, licensing and royalty fees, and component parts (including game themes and electronics conversion kits). The Company’s credit terms are predominantly short-term in nature. The Company also grants extended payment terms under contracts where the sale is secured by the related equipment sold. Revenue from the sale of lottery terminals and gaming machines is recognized based upon the contractual terms of each arrangement, but predominantly upon delivery or acceptance. If the sale of lottery terminals and gaming machines include multiple elements, these arrangements are accounted for under Multiple Element Accounting, discussed below.

System Sales (Lottery and Gaming)

System sale arrangements typically include multiple elements, where the Company constructs, sells, delivers and installs a turnkey system (inclusive of point-of-sale terminals, if applicable) or delivers equipment and licenses the computer software for a fixed price, and the customer subsequently operates the system. System sale arrangements generally include customer acceptance provisions and general rights to terminate the contract if the Company is in breach of the contract. Such arrangements include non-software elements, software, and other professional services. Amounts due to the Company and costs incurred by the Company in implementing the system prior to customer acceptance are deferred. Revenue attributable to the system is classified as product sales in the consolidated statement of operations and is recognized upon customer acceptance as long as there are no substantial doubts regarding collectability. Revenues attributable to other professional services provided subsequent to customer acceptance are classified as service revenue in the consolidated statement of operations in the period earned.

Shipping and Handling

Shipping and handling reimbursements from customers are included in product sales revenue with the associated costs included in cost of product sales.

Multiple Element Arrangements

The Company enters into multiple element arrangements in which a customer may purchase both products and services. In some scenarios, all deliverables are considered one element, while other arrangements contain multiple elements. When arrangements contain multiple elements, the Company allocates revenue to each element based on a relative selling price hierarchy. The relative selling price for each element is determined using vendor-specific objective evidence (“VSOE”) if available, third-party evidence (“TPE”) if VSOE is not available, or best estimate of selling price (“BESP”) if neither VSOE nor TPE is available.

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VSOE of selling price is based on the price charged when the element is sold separately. Establishing VSOE requires judgment to determine if there is a sufficient quantity of items sold on a stand-alone basis or if there are substantive contractual renewal rates and whether these prices demonstrate an appropriate level of concentration to conclude that VSOE exists.

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TPE of selling price is established by evaluating largely interchangeable competitor products or services in stand-alone sales to similar customers. However, as the Company’s products contain a significant element of proprietary technology and the Company’s solutions offer different features and functionality, the comparable pricing of third-party products with similar functionality typically cannot be obtained.

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BESP is established considering multiple factors including, but not limited to, market conditions, competitive landscape, internal costs, and gross profit objectives. In some scenarios, contractual pricing may serve as the best estimate given the variability among jurisdictions and customers, while in other scenarios the cost for each deliverable plus a reasonable margin is used as management’s best estimate of selling price.

In scenarios where the Company’s products include hardware containing required software that function together to provide the essential functionality of the product, the Company considers both the hardware and required software as “non-software deliverables” and has therefore concluded that such arrangements are not subject to the industry-specific software revenue recognition guidance. The Company recognizes revenue for these arrangements based on ASC 605, Revenue Recognition, and allocates the arrangement consideration based on the relative selling price of the deliverables. In scenarios where the Company’s products include hardware where the software is not considered essential to the functionality of the hardware, the hardware revenue is recognized based on when the revenue recognition criteria is met (i.e., shipment, delivery and/or acceptance) and the software revenue is recognized under the software revenue recognition guidance provided under ASC 985, Software.

Upfront License Fees
Upfront License Fees

The Company periodically makes long-term investments in contracts with customers and obtains licenses to supply products and services to the customers. As consideration, the Company pays license fees, which are classified as other non-current assets in the consolidated balance sheets. Consistent with the guidance in ASC Subtopic 605-50, Customer Payments and Incentives, the Company recognizes the amortization of the license fees as a reduction of service revenue over the estimated useful life of the contract. This method reflects the pattern in which economic benefits are expected to be realized. The recoverability of each payment is subject to significant estimates about future revenues related to the contracts' future cash flows. The Company evaluates these assets for impairment and updates amortization rates on an agreement by agreement basis. The assets are reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. In periods in which payments are made to the customer, the Company classifies the payment as a cash outflow from operating activities in accordance with ASC 230, Statement of Cash Flows.

Jackpot Accounting
Jackpot Accounting

The Company incurs jackpot expense and accrues jackpot liabilities with every wager on devices connected to a WAP system. Only WAP games include Company-sponsored jackpots for which the Company incurs jackpot expense. A portion of the fees paid to the Company is used for the funding and administration of Company-sponsored WAP jackpot payments.

Jackpot expense represents the estimated cost to fund jackpots and is recorded to cost of services in the consolidated statement of operations. Changes in estimates for WAP jackpot liabilities and expenses are attributable to regular analysis and evaluation of the following factors: variations in slot play; number of WAP units in service and volume of play; interest rate movements; and the size of WAP jackpots at initial setup or after a WAP jackpot is won.

The Company’s WAP jackpots are generally payable in equal annual installments over 20 to 26 years, or immediately in the case of instant wins. Winners may elect to receive a lump sum payment for the present value of the jackpot discounted at applicable interest rates in lieu of periodic annual installments. Discount rates eligible for use in the lump sum payment calculation vary by jurisdiction and are impacted by market forces and other economic conditions.

Jackpot liabilities are composed of payments due to previous winners, as well as amounts due to future winners of WAP jackpots not yet won. Liabilities due to previous winners for periodic payments are carried at the accreted cost of a qualifying U.S. government or agency annuity investment that may be purchased at the time of the WAP jackpot win. If an annuity is subsequently sold and the periodic liability is instead guaranteed by surety bonds or letters of credit, the liability initially funded by an annuity continues to accrete at the same rate. If the periodic liability is not initially funded with an annuity investment, it is discounted and accreted using the risk-free rate (i.e. treasury rate) at the time of the WAP jackpot win.

Liabilities due to future winners are recorded at the present value of the estimated amount of WAP jackpots not yet won. The Company estimates the present value of future winner liabilities using current market rates (prime, treasury, or agency, as applicable), weighted with historical lump sum payout election ratios. The most recent historical patterns indicate that approximately 90% of winners will elect the lump sum payment option. Additionally, the Company estimates the current portion of future winner liabilities based on historical experience with winner payment elections, in conjunction with the theoretical projected number of WAP jackpots.

Restricted Cash and Investments
Restricted Cash and Investments

The Company is required by gaming regulation to maintain sufficient reserves in restricted cash accounts to be used for the purpose of funding payments to WAP jackpot winners. In certain cases, regulators have allowed for surety bonds or letters of credit in lieu of restricted cash. Restricted amounts are based primarily on the WAP jackpot amount displayed to slot players and vary by jurisdiction. Compliance with restricted cash and investment or assurance requirements for jackpot funding is reported to gaming authorities in various jurisdictions. Additionally, restricted cash is maintained for interactive online player deposits, as well as collections on factored and serviced receivables not yet paid through to the third-party owner.

Cash and Cash Equivalents
Cash and Cash Equivalents

Cash and cash equivalents are composed of cash at banks and on-hand, and short-term highly liquid investments with a maturity of ninety days or less. Cash equivalents are stated at fair value.

Allowance for Credit Losses
Allowance for Credit Losses

The Company maintains an allowance for credit losses for the estimated probable losses on uncollectible trade and customer financing receivables. The allowance is estimated based upon the credit-worthiness of the Company’s customers, historical experience, aging analysis, as well as current market and economic conditions. Receivables are written off against these allowances in the period they are determined to be uncollectible.

The Company determines its allowances for credit losses on customer financing receivables based on two classes: contracts and notes. Contracts include extended payment terms granted to qualifying customers for periods from one to five years and are typically secured by the related products sold. Notes consist of development financing loans granted to select customers to assist in the funding of new or expanding gaming facilities, generally under terms of one to seven years, and are secured by the developed property and/or other customer assets. Customer financing interest income is recognized based on market rates prevailing at issuance.

Legal and Other Contingencies
Legal and Other Contingencies

Loss contingency provisions arising from a legal proceeding or claim are recorded for probable and estimable losses at the best estimate of a loss, or when a best estimate cannot be made, at the minimum estimated loss, the determination of which requires significant judgment. If it is reasonably possible but not probable that a liability has been incurred, or if the amount of a probable loss cannot be reasonably estimated, the amount or range of estimated loss is disclosed, if material. Legal costs are expensed as incurred.

Redeemable Non-Controlling Interests
Redeemable Non-Controlling Interests

Upon issuance, redeemable non-controlling interests are generally recorded at fair value. Subsequent to issuance, redeemable non-controlling interests are reported at their redemption value no later than the date they become redeemable by the holder.

Income Taxes
Income Taxes

The Company records a tax provision for the anticipated tax consequences of its reported operating results. The provision for income taxes is computed using the asset and liability method, under which deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates that apply to the taxable income in effect for the years in which those assets and liabilities are expected to be realized and settled. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

The Company recognizes tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based upon the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement.

Management believes it is more likely than not that forecasted income, including income that may be generated as a result of certain tax planning strategies, together with future reversals of existing taxable temporary differences, will be sufficient to fully recover the deferred tax assets not otherwise subject to a valuation allowance. In the event that the Company determines all or part of the deferred tax assets are not realizable in the future, the Company will record an adjustment to the valuation allowance that would be charged to earnings in the period such determination is made. In addition, the calculation of tax liabilities involves significant judgment in estimating the impact of uncertainties in the application of GAAP and complex tax laws.

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the "Tax Act") was enacted into law in the United States and the new legislation contains several key tax provisions that affected the Company, including a one-time mandatory transition tax on accumulated foreign earnings and a reduction of the corporate income tax rate to 21% effective January 1, 2018, among others. The Company is required to recognize the effect of the tax law changes in the period of enactment, such as determining the transition tax, re-measuring U.S. deferred tax assets and liabilities as well as reassessing the net realizability of deferred tax assets and liabilities. In December 2017, the United States Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act ("SAB 118"), which allows the Company to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. Since the Tax Act was passed late in the fourth quarter of 2017, and ongoing guidance and accounting interpretation is expected over the next 12 months, the Company considers the accounting of the transition tax, deferred tax re-measurements, global intangible low-taxed income ("GILTI") and other items to be incomplete due to the forthcoming guidance and the Company's ongoing analysis of final year-end data and tax positions. The Company expects to complete its analysis within the measurement period in accordance with SAB 118. Refer to Note 14, Income Taxes, for additional information.

Acquisitions and Intangible Assets Including Goodwill
Acquisitions and Intangible Assets Including Goodwill

The Company accounts for acquired businesses using the acquisition method and accordingly, the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree are recorded at their acquisition date fair values. Goodwill represents the excess of the purchase price, including the fair value of any contingent consideration, over the fair value of the net assets acquired, including the amount assigned to identifiable intangible assets. The primary drivers that generate goodwill are the value of synergies between the acquired businesses and the Company and the acquired assembled workforce, neither of which qualifies as a separately identifiable intangible asset. Acquisition and disposition related costs are included in transaction (income) expense, net in the consolidated statements of operations. Transaction (income) expense, net is composed of transaction costs on significant business combinations and significant gains and losses incurred on disposals of group entities or businesses. The results of operations of acquired businesses are included in the consolidated financial statements from the date control is obtained.

The fair value of identifiable intangible assets is based on significant judgments made by the Company, including the selection of the appropriate valuation methodologies and the determination of the economic lives of the assets acquired. These estimates and assumptions are based on historical and industry experience, information obtained from management of the acquired business, and also include, but are not limited to, future expected cash flows earned from the identified intangible assets and discount rates applied in determining the present value of those cash flows. Unanticipated events and circumstances may occur that could affect the accuracy or validity of such assumptions, estimates or actual results. Acquired identifiable intangible assets are amortized on a straight-line basis over their estimated economic lives. Amortization of acquired software-related intangibles is included in cost of services and cost of product sales and amortization of other acquired intangible assets is included in selling, general and administrative expenses in the consolidated statement of operations.

Impairment
Impairment

Goodwill and other indefinite-lived intangible assets are tested at least annually, in the fourth quarter, for impairment and whenever changes in circumstances indicate an impairment may exist. Goodwill is tested at the reporting unit level, which is one level below or the same level as an operating segment.

The process of evaluating the potential impairment related to goodwill and other indefinite-lived intangible assets requires the application of significant judgment. If an event occurs that would cause revisions to the estimates and assumptions used in analyzing the value of goodwill and other indefinite-lived intangible assets, the revision could result in a non-cash impairment loss that could have a material impact on the Company’s financial results.

Long-lived assets, other than goodwill and other indefinite-lived intangible assets, are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. The impairment test is based on discounted cash flows and, if impaired, the asset is written down to fair value. If an event occurs that requires revised estimates and assumptions previously used in analyzing the value of long-lived assets, other than goodwill and indefinite-lived intangible assets, that revision could result in a non-cash impairment loss that could have a material impact on the Company’s financial results.

Depreciation and Amortization
Depreciation and Amortization

Systems, equipment and other assets relating to contracts and property, plant and equipment are stated at cost, net of accumulated depreciation and accumulated impairment loss, if any. Depreciation commences when the asset is placed in service and is recognized on a straight-line basis over the estimated useful lives of the assets. Repair and maintenance costs, including planned maintenance, are expensed as incurred. Definite-lived intangible assets are carried at cost and amortized over their estimated useful lives on a straight-line basis.

Research and Development and Capitalized Software Development Costs
Research and Development and Capitalized Software Development Costs

Research and development (“R&D”) costs are expensed as incurred. R&D costs include salaries and benefits, stock-based compensation, consultants' fees, facilities-related costs, material costs, depreciation and travel.

Costs incurred in the development of the Company’s externally-sold software products are expensed as incurred, except certain software development costs eligible for capitalization. Material software development costs incurred subsequent to establishing technological feasibility and through the general release of the software products are capitalized. Technological feasibility is demonstrated by the completion of a detailed program design or working model, if no program design is completed. Capitalized costs are amortized to cost of product sales over the products’ estimated economic life.

Costs incurred in the development of software to be used only for services provided to customers are capitalized as internal-use software and amortized over the useful life to cost of services. Costs incurred in the development of software to be used only for internal use are capitalized as internal-use software and amortized over the useful life to selling, general and administrative expenses.

Stock-Based Compensation
Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to directors and employees. Stock-based compensation cost is measured at the grant date, based on the estimated fair value of the award and recognized as expense, net of estimated forfeitures, over the vesting period. For awards that contain only a service vesting feature, compensation cost is recognized on a straight-line basis over the awards’ vesting period. For awards with a performance condition, when achievement of the performance condition is deemed probable, compensation cost is recognized on a graded-vesting basis over the awards’ expected vesting period.

Advertising	Advertising Advertising costs are expensed as incurred. Advertising expense was $111.9 million, $151.6 million and $130.1 million for the years ended December 31, 2017, 2016 and 2015, respectively.
New Accounting Standards - Recently Adopted and Not Yet Adopted
New Accounting Standards - Recently Adopted

In May 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") No. 2017-09, Compensation-Stock Compensation (Topic 718) - Scope of Modification Accounting. The amended guidance clarifies when to account for a change to the terms or conditions of a share-based payment award as a modification. The amended guidance is effective prospectively for annual periods beginning on or after December 15, 2017, including interim periods within those annual periods, with early adoption permitted. The Company adopted the new standard prospectively on May 10, 2017. The adoption did not have a material impact on the consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. The amended guidance simplifies how an entity is required to test goodwill for impairment by eliminating Step 2 from the goodwill impairment test. In accordance with the amended guidance, the Company will perform its annual or interim goodwill impairment test by comparing the fair value of a reporting unit with its carrying value, and an impairment loss will be recognized for the amount by which the carrying value exceeds the reporting unit's fair value, not to exceed the total amount of goodwill allocated to that reporting unit. The amended guidance is effective for the Company in the first quarter of 2020 with early adoption permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017, and must be applied prospectively. Given the simplified nature of the new standard, the Company adopted it prospectively on January 1, 2017 and applied the guidance to its interim goodwill impairment test as discussed in Note 10, Goodwill.

New Accounting Standards - Not Yet Adopted

In November 2017, the FASB issued ASU No. 2017-14, Income Statement - Reporting Comprehensive Income (Topic 22), Revenue Recognition (Topic 605), and Revenue from Contracts with Customers (Topic 606). The new guidance amends portions of Topics 22, 605 and 606 to refer to guidance within ASC 606. The new guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact and timing of adopting this guidance.

In August 2017, the FASB issued ASU No. 2017-12, Derivatives and Hedging (Topic 815). The new guidance expands and refines hedge accounting for both financial and non-financial risk components and aligns the recognition and presentation of the effects of the hedging instrument and the hedged item in the financial statements. The new guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact and timing of adopting this guidance.

In February 2017, the FASB issued ASU No. 2017-05, Other Income - Gains and Losses from the Derecognition of Nonfinancial Assets. The new guidance clarifies that a financial asset is within the scope of Subtopic 610-20 if it meets the definition of an in-substance non-financial asset. The new guidance is effective for annual periods beginning after December 15, 2017, including interim periods within those annual periods, with early adoption permitted. The Company is currently evaluating the impact of adopting this guidance.

In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business. The new guidance clarifies the definition of a business in order to allow for the evaluation of whether transactions should be accounted for as acquisitions or disposals of assets or businesses. The new guidance is effective for annual periods beginning after December 15, 2017, including interim periods within those annual periods, with early adoption permitted. The Company is currently evaluating the impact of adopting this guidance.

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amended guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amended guidance is effective for the Company in the first quarter of 2018 with early adoption permitted. The Company is currently evaluating the impact of adopting this guidance.

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. The new guidance reduces diversity in practice in financial reporting by clarifying certain existing principles in the Statement of Cash Flows. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact of adopting this guidance.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326). The new guidance replaces the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. For trade and other receivables, loans and other financial instruments, the Company will be required to use a forward-looking expected loss model rather than the incurred loss model for recognizing credit losses which reflects losses that are probable. The new guidance will be effective for the Company beginning January 1, 2020, with early adoption permitted beginning January 1, 2018. Application of the amendments is through a cumulative-effect adjustment to retained earnings as of the effective date. The Company is currently evaluating the impact and timing of adopting this guidance.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The amended guidance is intended to increase transparency and comparability among organizations by recognizing lease assets and liabilities on the balance sheet and disclosing key information about leasing arrangements. The adoption of this guidance is expected to result in a significant portion of the Company's operating leases, where the Company is the lessee, to be recognized on its consolidated balance sheet. The guidance requires lessees and lessors to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. The amended guidance is effective for the Company in the first quarter of 2019 with early adoption permitted. The Company is currently evaluating the impact and timing of adopting this guidance.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The new guidance makes improvements specifically around recognition and measurement of financial assets and liabilities. The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact of adopting this guidance.

In May 2014, the FASB issued ASU No. 2014-09 (Topic 606), Revenue from Contracts with Customers. The amended guidance, combined with all subsequent amendments (collectively "ASU 2014-09"), outlines a single comprehensive revenue model in accounting for revenue from contracts with customers. ASU 2014-09 supersedes existing revenue recognition guidance under GAAP, including industry-specific guidance, and replaces it with a five-step revenue model with a core principle to recognize revenue when promised goods or services are transferred to customers in an amount that reflects the consideration that is expected to be received for those goods or services. Under ASU 2014-09, more judgment and estimates will be required within the revenue recognition process than required under existing GAAP, including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price, and allocating the transaction price to each separate performance obligation. ASU 2014-09 is effective for the Company in the first quarter of 2018. The Company will adopt this guidance using a modified retrospective application approach which results in a cumulative effect of initially applying ASU 2014-09 recognized at the date of initial application and providing certain additional disclosures as defined per ASU 2014-09.

The Company is currently evaluating the impact of adopting this guidance by operating segment and revenue type. Given the comprehensive nature of the standard, the Company has already taken significant steps to identify the impact on its consolidated financial results. The Company has completed an evaluation by revenue type to identify potential differences between current accounting policies and ASU 2014-09. Additionally, the Company has engaged a third-party to assist in its evaluation of customer contracts, based on inherent complexity, to identify the attributes that could result in a different accounting treatment under ASU 2014-09. Based on the evaluations completed, ASU 2014-09 is not expected to change the revenue recognition practices for most of the Company’s service revenue; however, it is expected to result in some differences regarding the timing of revenue recognition for the Company’s product sales. Additionally, the new standard is expected to result in the reclassification of the Company’s jackpot expense from cost of services to a reduction of service revenue on the consolidated statements of operations. For 2017, such amounts were approximately $64.0 million. The Company does not currently anticipate significant changes to its business processes and systems to support the adoption of the new guidance, and the Company is currently assessing the impact on its internal controls. The Company will continue to monitor and assess the impact of any changes to the standard and interpretations as they become available.

The Company does not currently expect that any other recently issued accounting guidance will have a significant effect on its consolidated financial statements.